UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2005



                         INTERNATIONAL DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                000-31343                       36-4567500
         (Commission File Number)     (IRS Employer Identification No.)

     534 DELAWARE AVENUE, SUITE 412                14202
           BUFFALO, NEW YORK                     (Zip Code)
     (principal executive offices)


                                 (716) 332-7150
              (Registrant's telephone number, including area code)

                                OZOLUTIONS, INC.,
          30 DENVER CRESCENT, SUITE200, TORONTO, ONTARIO CANADA M2J 1G8
             (Former name and address, while a Delaware corporation)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS,
APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective March 6, 2005, Robert Gingell resigned as a director of International Development, Inc. (the "Registrant") to pursue other opportunities. There were no disagreements between the Registrant and Mr. Gingell. Mr. Gingell furnished the Registrant with a letter which is filed as
Exhibit  17  to  this  Current  Report  on  Form  8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The  following  exhibit  is  filed  herewith:

EXHIBIT  NO.     IDENTIFICATION  OF  EXHIBIT
------------     ---------------------------

     17          Letter  of  resignation  of  Robert  Gingell  dated
                 March  6, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2005               INTERNATIONAL DEVELOPMENT CORP.


                                    By /s/Betty-Ann Harland
                                      ------------------------------------------
                                      Betty-Ann Harland, Chief Executive Officer


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